UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2026

CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Franklin
Chicago, IL 60606
(Address of principal executive offices) (Zip Code)
(312) 822-5000
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $2.50	"CNA"	New York Stock Exchange
NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The 2026 Annual Meeting of Stockholders of the registrant occurred on April 29, 2026. Represented at the meeting, in person or by proxy, were 266,610,119 shares constituting approximately 99% of the issued and outstanding shares entitled to vote.
1. ELECTION OF DIRECTORS.
The following directors were elected:

	Votes For	Votes Withheld	Broker Non-Votes
Michael A. Bless	260,263,076	2,028,312	4,318,731
Jose O. Montemayor	259,824,748	2,466,640	4,318,731
Don M. Randel	260,328,253	1,963,135	4,318,731
Andre Rice	260,972,985	1,318,403	4,318,731
Kenneth I. Siegel	255,109,687	7,181,701	4,318,731
Andrew H. Tisch	255,100,267	7,191,121	4,318,731
Benjamin J. Tisch	255,118,545	7,172,843	4,318,731
James S. Tisch	253,413,199	8,878,189	4,318,731
Jane J. Wang	255,156,990	7,134,398	4,318,731
Douglas M. Worman	254,784,610	7,506,778	4,318,731
2. AN ADVISORY (NON-BINDING) VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.
Approximately 94% of the shares eligible to vote approved, on an advisory (non-binding) basis, the Company's named executive officer compensation, as identified below in the table.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Advisory vote on executive compensation	252,589,178	9,203,022	499,188	4,318,731
3. APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED CNA FINANCIAL CORPORATION INCENTIVE COMPENSATION PLAN TO INCREASE BY 5,000,000 SHARES THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED WITH RESPECT TO AWARDS UNDER THE INCENTIVE COMPENSATION PLAN.
Approximately 97% of the shares eligible to vote approved the amendment to the amended and restated CNA Financial Corporation incentive compensation plan to increase by 5,000,000 shares the authorized number of shares of common stock that may be issued with respect to awards under the incentive compensation plan, as identified below in the table.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Approval of the amendment to increase by 5,000,000 shares the authorized number of shares of common stock that may be issued with respect to awards under the incentive compensation plan	261,403,047	378,757	509,584	4,318,731
4. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2026.
Approximately 99% of the shares eligible to vote ratified the appointment of Deloitte & Touche LLP to serve as the independent registered public accountants for the registrant for 2026, as identified below in the table. There were no broker non-votes.

	Votes For	Votes Against	Votes Abstained
Ratification of appointment of Deloitte & Touche LLP	266,288,919	297,192	24,008

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: April 29, 2026	By	/s/ Stathy Darcy
(Signature)
Stathy Darcy Senior Vice President, Deputy General Counsel & Secretary